UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: December 29, 2004

CHINA EXPERT TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30644	98-0348086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 2703-04, Great Eagle Centre 23 Harbour Road Wanchai, Hong Kong
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: 852-2802-1555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

 On December 29, 2004, the Company engaged the firm of PKF Certified Public Accountants, 26/F, Citicorp Centre, 18 Whitfield Road, Causeway Bay, Hong Kong, as the principal accountant to audit the Company’s financial statements for the fiscal year ending December 31, 2004.   Although the formal engagement of PKF as the Company’s principal accountant was not completed until December 29, 2004, throughout the year PKF reviewed the interim financial statements which were included in the Company’s quarterly reports on Form 10QSB for all periods subsequent to December 31, 2003.

Prior to the engagement of PKF, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction whether completed or uncompleted, the type of audit opinion that might be rendered on the Company’s financial statements or as to any matter that was either the subject of a disagreement with the previous independent auditor or was a reportable event.  The decision to change accountants was recommended and approved by the Company’s Board of Directors.

On March 9, 2005, the Company formally advised Telford Sadovnick, PLLC, 114 W. Magnolia Street, Suite 423, Bellingham, WA 98225, that it had been dismissed as the Company’s auditor for the fiscal year ending December 31, 2004.  The decision to dismiss the accountant was recommended and approved by the Board of Directors.

The reports of Telford Sadovnick, PLLC, for the fiscal year ended December 31, 2003, did not contain any adverse opinion or disclaimer of opinion and, except for a “going concern” qualification, were not qualified or modified as to any uncertainty, audit scope or accounting principle.

During the Company's two most recent fiscal years and the subsequent interim period up to and including the date of the Company's formal dismissal of Telford Sadovnick, PLLC, there have been no disagreements with Telford Sadovnick, PLLC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Telford Sadovnick, PLLC, would have caused them to make reference thereto in their report on the financial statements for such periods.

On March 10, 2005, the Company provided a draft copy of this report on Form 8-K to Telford Sadovnick, PLLC, requesting their comments on the information contained therein.   The responsive letter from Telford Sadovnick, PLLC, is filed as an exhibit to this amended report on Form 8K/A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA EXPERT TECHNOLOGY, INC.

By: /S/

 ZHU XIAOXIN

Zhu Xiaoxin, President

Date: April 25, 2005

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